IN THE UNITED STATES COURT OF FEDERAL CLAIMS

NEW VALLEY CORPORATION,	)
Plaintiff,	)
)
v.	)	No. 94-785C
	)	(Judge Wiese)
THE UNITED STATES,	)
Defendant.	)
STIPULATION FOR ENTRY OF JUDGMENT
     To settle the claims asserted in the complaint and to permit the entry of final judgment on those claims, without constituting an admission of liability on the part of defendant, it is stipulated and agreed between the parties:
     1. On January 10, 1984, plaintiff, New Valley Corporation (then known as The Western Union Telegraph Company), entered into Launch Services Agreement (“LSA”) No. 1266-004 with the United States National Aeronautics and Space Administration to launch two spacecraft.
     2. One spacecraft was launched prior to the loss of the space shuttle Challenger on January 28, 1986, and a second spacecraft was not launched.
     3. On October 28, 1994, New Valley filed this suit seeking damages for breach of contract and for a taking of property without just compensation.
     4. New Valley LLC is the successor-in-interest to the plaintiff, New Valley Corporation, as a result of a corporate reorganization.

     5. New Valley has offered to settle all of its claims in this case in exchange for payment by the United States of $20,000,000, inclusive of interest, with each party to bear its own costs, expenses, and attorney fees.
     6. New Valley’s offer has been accepted on behalf of the Attorney General.
     7. The United States consents to entry of judgment against the United States in favor of New Valley as set out in paragraph 5.
     8. Upon entry of judgment, New Valley releases, waives, and abandons all claims against the United States, its political subdivisions, its officers, agents, and employees, arising out of or related to the LSA or otherwise involved in this case, regardless of whether they were included in the complaint, including, but not limited to, all claims for costs, expenses, attorney fees, and damages of any sort.
     9. Upon receipt of judgment, defendant will promptly certify the judgment for payment. Payment is to be made by electronic funds transfer, as follows:

Payee Account Name:	[Redacted]
ABA Routing Number	[Redacted]
Payee Account Number:	[Redacted]
Financial Institution Name:	[Redacted]
Taxpayer Identification Number:	[Redacted]

     10. This stipulation is in no way related to or concerned with income or other taxes for which New Valley is now liable or may become liable in the future as a result of this stipulation or as a result of entry of a final judgment.
     11. New Valley warrants and represents that no other action or suit with respect to the claims advanced in this suit is pending or will be filed in or submitted to any other court, administrative agency, or legislative body. New Valley further warrants and represents that it has made no assignment or transfer of all or any part of its rights arising out of or relating to the claims advanced in this suit. Should there be now or in the future any violation of these warranties and representations, any amount paid by the United States pursuant to this stipulation or pursuant to any judgment entered pursuant to this stipulation shall be refunded promptly by New Valley, together with interest thereon at the rates provided in 41 U.S.C. § 611, computed from the date the United States makes such payment.
     12. This stipulation is for the purposes of settling this case and permitting entry of final judgment, and for no other. Accordingly, this stipulation shall not bind the parties, nor shall it be cited or otherwise referred to, in any proceedings, whether judicial or administrative in nature, in which the parties or counsel for the parties have or may acquire an interest, except as is necessary to effect the terms of this stipulation.
     13. Plaintiff’s counsel represents that she has been and is authorized to enter into this stipulation on behalf of New Valley.
     14. This document constitutes a complete integration of the stipulation between the parties and supersedes any and all prior oral or written representations, understandings, or agreements among or between them.

Respectfully submitted,

PETER D. KEISLER
Assistant Attorney General

/s/ Sarah S. Gold	/s/ Jeanne E. Davidson

SARAH S. GOLD	JEANNE E. DAVIDSON
Proskauer Rose, LLP	Director
1585 Broadway	Authorized Representative
New York, New York 10036	of the Attorney General
Telephone: (212) 969-3370

Attorney for Plaintiff
/s/ Kirk T. Manhardt

Dated: March 14, 2007	KIRK T. MANHARDT
Senior Trial Counsel
Commercial Litigation Branch
Civil Division
Department of Justice
Attn: Classification Unit, 8th Floor
1100 L Street, N.W.
Washington, D.C. 20530
Telephone: (202) 353-0541
Facsimile: (202) 305-7643

OF COUNSEL:

SCOTT BARBER
Office of the General Counsel
National Aeronautics and Space Administration

Attorneys for Defendant

Dated: March 14, 2007

CERTIFICATE OF SERVICE
     I hereby certify under penalty of perjury that on this 14th day of March 2007, I caused to be sent by U.S. mail a copy of “STIPULATION FOR ENTRY OF JUDGMENT,” addressed as follows:
Sarah S. Gold, Esq.
Proskauer Rose LLP
1585 Broadway
New York, NY 10036

/s/ Sarah S. Gold

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